SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 25, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of November 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-11)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

       New Jersey               33-5042             21-0627285
     (State or other          (Commission        (I.R.S. Employer
       jurisdiction            File Number)     Identification No.)
     of incorporation)


                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)


    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 25, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-11 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-11") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated November 20, 1997 as supplemented by the Prospectus Supplement dated November 20, 1997.

The original principal balance of each Class of the Certificates is as follows:

               Class A1           $286,281,000.00
               Class A2            $30,042,000.00
               Class A3            $47,129,000.00
               Class A4            $15,836,000.00
               Class A5           $100,143,000.00
               Class M              $7,763,000.00
               Class B1             $4,758,000.00
               Class B2             $3,756,000.00
               Class B3             $2,504,000.00
               Class B4               $751,000.00
               Class B5             $1,753,640.13
               Class R                    $100.00
               Class S                      (1)
                                  ---------------
                   Total:         $500,716,740.13


 (1)   The Class S Certificates are issued with an initial
       Notional Principal Balance of $494,770,647.58 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing Agreement).

The initial Junior Percentage and initial Senior Percentage for Pool 1997-11 are approximately 4.25% and 95.75%, respectively. The initial Class A-5 percentage is 20.00%. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-11 as of the initial issuance of the Certificates are $200,645, $5,008,170 and $5,008,170,
respectively, representing approximately 0.04%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1997 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-11

Pool 1997-11 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $500,816,972.70.

The interest rates (the "Mortgage Rates") borne by the 1,664 Mortgage Loans conveyed by GECMSI to Pool 1997-11 range from 6.8750% to 9.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.7847% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-11 ranged from $35,000.00 to $1,312,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-11 is $300,971.74, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-11 is April 1995, and the latest scheduled maturity date of any such Mortgage Loan is November 2027. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1997-11 is 77.1911%.

The Mortgage Loans in Pool 1997-11 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            1            $414,101.80           0.0827%
      7.0000%            3            $795,148.67           0.1588%
      7.1000%            1            $248,966.09           0.0497%
      7.1250%           13          $4,312,923.40           0.8612%
      7.2500%           37         $11,046,120.47           2.2056%
      7.3000%            1            $349,184.06           0.0697%
      7.3750%           97         $30,905,534.03           6.1710%
      7.4000%            2            $653,602.79           0.1305%
      7.5000%          170         $50,501,107.41          10.0837%
      7.5500%            8          $2,144,952.00           0.4283%
      7.6000%            6          $1,633,047.21           0.3261%
      7.6250%          215         $67,552,992.76          13.4886%
      7.6500%            6          $1,359,935.15           0.2715%
      7.7000%            8          $1,610,275.44           0.3215%
      7.7500%          314         $98,161,053.59          19.6002%
      7.8000%           13          $3,420,234.41           0.6829%
      7.8500%           10          $1,529,983.01           0.3055%
      7.8750%          335        $101,701,248.00          20.3071%
      7.9000%            3            $956,518.05           0.1910%
      7.9500%            8          $2,238,172.77           0.4469%
      7.9900%           30          $8,863,038.46           1.7697%
      8.0000%          172         $50,301,605.91          10.0439%
      8.0500%            6          $1,337,926.13           0.2671%
      8.1000%            4            $527,417.79           0.1053%
      8.1250%           76         $24,289,447.76           4.8500%
      8.1500%            1            $250,506.58           0.0500%
      8.2500%           49         $13,916,811.32           2.7788%
      8.3500%            1            $123,239.96           0.0246%
      8.3750%           20          $5,772,702.65           1.1527%
      8.5000%           29          $8,910,805.90           1.7793%
      8.6250%            8          $2,541,998.24           0.5076%
      8.7500%            3            $477,506.84           0.0953%
      8.8750%            4            $947,020.88           0.1891%
      9.0000%            5            $541,687.88           0.1082%
      9.1250%            1             $61,167.44           0.0122%
      9.2500%            2            $223,883.87           0.0447%
      9.5000%            2            $195,103.98           0.0390%
                      ----        ---------------         ---------
        Total        1,664        $500,816,972.70         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-11 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       98      $12,516,639.32          2.4992%
    $214,601  -  250,000      419      $98,000,668.30         19.5682%
    $250,001  -  300,000      530     $145,416,127.98         29.0358%
    $300,001  -  350,000      271      $88,152,552.36         17.6018%
    $350,001  -  400,000      139      $51,964,447.94         10.3759%
    $400,001  -  450,000       85      $35,925,628.84          7.1734%
    $450,001  -  600,000       92      $46,540,118.16          9.2928%
    $600,001  -  650,000       15       $9,636,672.09          1.9242%
   $650,001  - 1,700,000       15      $12,664,117.71          2.5287%
                             ----     ---------------        ---------
                  Total     1,664     $500,816,972.70        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1997-11 is
$1,312,000.00.

The smallest outstanding Scheduled Principal Balance of any
Mortgage Loan, as of the Cut-off Date, in Pool 1997-11 is
$34,875.82

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1995            1            $304,773.89           0.0609%
         1996            3          $1,072,272.24           0.2141%
         1997        1,660        $499,439,926.57          99.7250%
                      ----        ---------------         ---------
        Total        1,664        $500,816,972.70         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-11 (With respect to the Pledged Asset Mortgage Loans, the loan-to-value ratios set forth in the table below were calculated based on the Pledged Asset Loan-to-Value Ratios at origination of such Pledged Asset Mortgage Loans):

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        54      $14,959,108.09          2.9869%
      50.001  -   60.00        72      $25,456,938.67          5.0831%
      60.001  -   70.00       165      $54,015,219.90         10.7854%
      70.001  -   75.00       229      $71,179,064.96         14.2126%
      75.001  -   80.00       778     $234,895,061.56         46.9024%
      80.001  -   85.00        28       $8,027,917.49          1.6030%
      85.001  -   90.00       197      $56,569,904.38         11.2955%
      90.001  -   95.00       141      $35,713,757.65          7.1311%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total           1,664     $500,816,972.70        100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached            1,541        $467,612,932.55          93.3700%
Single-family
 attached               44         $12,293,498.48           2.4547%
Condominium             61         $15,244,840.29           3.0440%
2 - 4 Family Units      16          $5,336,701.38           1.0656%
Co-op                    2            $329,000.00           0.0657%
                      ----        ---------------         ---------
Total                1,664        $500,816,972.70         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,615        $487,474,230.69          97.3358%
Vacation                40         $12,071,990.37           2.4105%
Investment               9          $1,270,751.64           0.2537%
                      ----        ---------------         ---------
Total                1,664        $500,816,972.70         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alaska                   1            $193,247.84           0.0386%
Alabama                  7          $2,334,420.33           0.4661%
Arkansas                 2            $525,393.93           0.1049%
Arizona                 45         $12,426,088.86           2.4812%
California             778        $239,737,063.73          47.8691%
Colorado                40         $11,242,340.69           2.2448%
Connecticut             29         $11,013,011.76           2.1990%
District of Columbia     4          $1,198,531.81           0.2393%
Delaware                 3            $811,101.56           0.1620%
Florida                 37          $8,570,357.93           1.7113%
Georgia                 31          $9,199,025.09           1.8368%
Hawaii                   5          $1,936,965.05           0.3868%
Iowa                     4          $1,016,077.31           0.2029%
Idaho                    1          $1,000,000.00           0.1997%
Illinois                35         $10,564,523.94           2.1095%
Indiana                  4          $1,326,315.12           0.2648%
Kentucky                 3            $747,252.25           0.1492%
Louisiana               11          $3,201,606.72           0.6393%
Massachusetts           52         $15,384,477.73           3.0719%
Maryland                66         $19,333,941.03           3.8605%
Maine                    1            $499,647.10           0.0998%
Michigan                 4          $1,229,738.61           0.2455%
Minnesota               22          $6,719,408.41           1.3417%
Missouri                 8          $2,801,038.26           0.5593%
Montana                  1            $220,000.00           0.0439%
North Carolina          11          $2,862,198.60           0.5715%
North Dakota             1            $311,558.16           0.0622%
Nebraska                 3            $777,182.51           0.1552%
New Hampshire            5          $1,488,558.23           0.2972%
New Jersey              97         $28,417,270.98           5.6742%
New Mexico               7          $2,204,505.43           0.4402%
Nevada                  10          $2,958,072.71           0.5906%
New York                34         $11,102,057.34           2.2168%
Ohio                    10          $2,499,069.81           0.4990%
Oklahoma                 3            $727,173.43           0.1452%
Oregon                  14          $4,667,542.54           0.9320%
Pennsylvania            58         $18,816,684.09           3.7572%
Rhode Island             2            $579,391.62           0.1157%
South Carolina           6          $1,700,960.24           0.3396%
Tennessee                1            $349,746.68           0.0698%
Texas                   73         $19,789,118.35           3.9514%
Utah                     8          $2,435,589.98           0.4863%
Virginia                80         $22,722,749.47           4.5371%
Vermont                  2            $685,996.69           0.1370%
Washington              38         $10,642,964.30           2.1251%
Wisconsin                6          $1,622,165.29           0.3239%
West Virginia            1            $224,841.19           0.0449%
                      ----        ---------------         ---------
Total                1,664        $500,816,972.70         100.0000%

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017           11          $2,939,885.82           0.5870%
         2022            1            $310,000.00           0.0619%
         2025            3          $1,078,072.76           0.2153%
         2026            8          $2,651,762.99           0.5295%
         2027        1,641        $493,837,251.13          98.6063%
                     -----        ---------------         ---------
        Total        1,664        $500,816,972.70         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-11 calculated as of the Cut-off Date is 358 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1997-11:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase             1,062        $310,133,410.25          61.9255%
Rate Term/Refinance    493        $160,001,870.75          31.9482%
Cash-out Refinance     109         $30,681,691.70           6.1263%
                     -----        ---------------         ---------
Total                1,664        $500,816,972.70         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of August 14, 1995, and the related Terms Agreement, dated as of November 20, 1997, for certain of the Series 1997-11 Certificates between GE Capital Mortgage Services, Inc. and Morgan Stanley & Co. Incorporated.

1.2 The Underwriting Agreement, dated as of September 19, 1997, and the related Terms Agreement, dated as of November 20, 1997, for certain of the Series 1997-11 Certificates between GE Capital Mortgage Services, Inc. and Greenwich Capital Markets, Inc..

4.1  The Pooling and Servicing Agreement for the Series 1997-11
     Certificates, dated as of November 1, 1997, between GE
     Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By: /s/ Syed W. Ali
                                     ---------------------------
                                  Name: Syed W. Ali
                                  Title: Vice President



Dated as of November 25, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:
                                     ---------------------------
                                  Name: Syed W. Ali
                                  Title: Vice President



Dated as of November 25, 1997

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-------------------------------------------------------------------------
 EXHIBIT NO.                DESCRIPTION                      PAGE
-------------------------------------------------------------------------

     1.1             1.1 The Underwriting Agreement,
                     dated as of August 14, 1995, and
                     the related Terms Agreement,
                     dated as of November 20, 1997,
                     for certain of the Series 1997-11
                     Certificates between GE Capital
                     Mortgage Services, Inc. and
                     Morgan Stanley & Co.
                     Incorporated.

     1.2             1.2 The Underwriting Agreement,
                     dated as of September 19, 1997,
                     and the related Terms Agreement,
                     dated as of November 20, 1997,
                     for certain of the Series 1997-11
                     Certificates between GE Capital
                     Mortgage Services, Inc. and
                     Greenwich Capital Markets, Inc..


     4.1             The Pooling and Servicing
                     Agreement for the Series 1997-11
                     Certificates, dated as of November
                     1, 1997, between GE Capital
                     Mortgage Services, Inc., as seller
                     and servicer, and State Street
                     Bank and Trust Company, as
                     trustee.
-------------------------------------------------------------------------


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